Impairment testing of non-financial assets	12 Months Ended
Jun. 30, 2025
Impairment testing of non-financial assets
Impairment testing of non-financial assets

16. Impairment testing of non-financial assets

Accounting policy

The carrying amount of the Group’s non-financial assets is reviewed at each reporting date to assess whether there is any indication of impairment. Such indications may arise from internal factors related to the operational efficiency of the assets or from external factors, such as macroeconomic conditions and fluctuations in commodity prices and U.S. dollar exchange rates. If any indication of impairment exists, the recoverable amount of the asset is estimated.

The recoverable amount of an asset is defined as the higher of (i) its fair value less costs to sell and (ii) its value in use is, determined for its cash-generating unit (CGU), unless the asset does not generate cash inflows that are largely independent of those from other assets or groups of assets.

When the carrying amount of an asset or CGU exceeds its recoverable amount, the asset is considered impaired, and an impairment loss is recognized to reduce the carrying amount to its recoverable amount. In determining value in use, the estimated future cash flow is discounted to present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset.

Impairment losses are recognized in the statement of profit or loss in expense categories consistent with the function of the impaired asset, when applicable. A previously recognized impairment loss is reversed only if there has been a change in the assumptions used to determine the asset’s recoverable amount since the last impairment loss was recognized, except for goodwill, which cannot be reversed in subsequent periods.

The Group assessed its business segments by grouping the assets of each operating region into independent CGUs, representing the smallest identifiable groups of assets that generate cash inflows largely independent from other assets or groups of assets.

Critical accounting estimates and judgments

The Group determines its cash flow projections based on budgets approved by management, which incorporate the following key assumptions: (i) revenue growth rates; (ii) margins applied to the cost of sales of its products; and (iii) discount rates that reflect the risks associated with each CGU. These assumptions are subject to risks and uncertainties, including potential changes in future market and economic conditions, as well as the sales performance of each CGU. Accordingly, changes in circumstances may alter these projections and may affect the recoverable amount of the assets.

Business segments are composed by certain CGUs as follows:

Segment	Identified CGUs
Latam Ag Retail	Colombia CGU
Brazil Ag Retail	North CGU, East CGU, South CGU
Crop Care	Biological products and special fertilizers CGU

Goodwill arising from business combinations is allocated to the CGUs that benefit from the acquisition and is tested for impairment at that level.

The Group continuously monitors whether new CGUs are identified and whether such grouping remains appropriate.

Value in use calculation in the impairment test

The value in use calculation is based on a discounted cash flow (DCF) model. Cash flows are derived from the budget covering the next five years and do not include restructuring activities to which the Group is not yet committed, nor significant future capital investments aimed at enhancing the performance of the assets of the CGU being tested. The recoverable amount is sensitive to the discount rate used in the DCF model, as well as to expectations of future cash flows and the growth rate applied for extrapolation. These assumptions are the most significant for the impairment test of the goodwill recognized by the Group.

The recoverable amount of the Group’s CGUs was determined based on a value in use calculation using cash flow projections derived from financial budgets approved by the Board of Directors, covering a five-year period.

For goodwill and indefinite-lived intangible assets, the impairment test was performed using cash flow projections covering a five-year period and a terminal value calculated using a perpetuity growth rate, in accordance with IAS 36.

For assets with finite useful lives, including property, plant and equipment, intangible assets with finite useful lives and right-of-use assets, the impairment assessment was performed based on value in use calculations limited to the estimated remaining useful life of the respective cash-generating units, without the use of perpetuity assumptions. The projected cash flows considered the expected operational wind-down or continuity of each CGU, consistent with approved strategic and operational plans.

The main assumptions used in the impairment test are as follows:

Cash-generating unit	Revenue growth rate	Inputs Operating margin average	Pre Tax discount rate	Recoverable amount
Colombia CGU	10.21%	17.00%	18.60%	450,729
North CGU	-100.00%	18.98%	15.85%	323,470
East CGU	24.78%	18.98%	28.01%	171,638
South CGU	29.78%	18.98%	28.26%	180,967
Biological Products and special fertilizers CGU	13.86%	45.93%	19.80%	684,943

As a result of the test, the recoverable amount of these CGUs was lower than their carrying amounts, resulting in the recognition of impairment losses for goodwill, customer relationships, property, plant and equipment, right-of-use assets and other finite-lived intangible assets, as presented below:

Cash-generating unit	Goodwill	Customer relationship	PP&E, Intangibles and others	Total
North CGU	125,185	32,757	8,857	166,799
East CGU	107,298	54,660	5,146	167,104
South CGU	278,487	68,844	—	347,331
Holding	149,083	6,280	2,274	157,637
Biological Products and special fertilizers CGU	—	—	9,328	9,328
Total	660,053	162,541	25,605	848,199

The reduction in recoverable amounts relative to carrying amounts, and the resulting impairment losses, reflect the deterioration of the Group’s economic and financial conditions, as described in Note 1 and the approved stores closure plan of the North CGU (see note 34) in the following year.

In addition, for goodwill and indefinite-lived intangible assets, the Group performed a sensitivity analysis of the impairment test for the Colombia CGU and Biological Products and special fertilizers CGU, considering the following independent adverse changes in key assumptions: (i) a 100 basis point increase in the pre-tax discount rate; and (ii) a 300 basis point decrease in net revenue and the resulting impacts on free cash flow over the five-year forecast period.

The results of the sensitivity analysis did not indicate any impairment of the carrying amounts of Biological Products and special fertilizers CGU. Accordingly, the Group did not recognize any impairment loss for Crop Care, as the value in use of these CGUs significantly exceeds their respective carrying amounts and no reasonably possible change in key assumptions would result in the recognition of an impairment loss.

For Colombia CGU the result of the sensitivity analysis indicates the recoverable amount of this CGU was lower than their carrying amounts, resulting in an impairment loss for goodwill of R$ 38,845.

For assets with finite useful lives, the Group also performed a sensitivity analysis of the impairment test considering the same independent adverse changes in key assumptions used for goodwill and indefinite-lived intangible assets: (i) a 100 basis point increase in the pre-tax discount rate; and (ii) a 300 basis point decrease in net revenue.  Under these sensitivity scenarios, the results for the East and the South CGUs indicate that the recoverable amounts would be lower than their respective carrying amounts, which would result in additional impairment losses of R$47,869 for the East CGU and R$49,911 for the South CGU. However, as these amounts arise solely from estimated sensitivity scenarios no additional impairment losses were recorded in the consolidated financial statements.